UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 26, 2025

Coeur Mining, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-8641	82-0109423
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 South Wacker Drive
Suite 2100
Chicago, Illinois 60606
(Address of Principal Executive Offices)

(312) 489-5800
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $.01 per share)	CDE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sales of Equity Securities.

As previously disclosed, on March 28, 2024, Coeur Mining, Inc. (the “Company”) and its subsidiary Coeur Alaska, Inc. (“Coeur Alaska”) entered into a settlement agreement to resolve litigation with Maverix Metals Inc. and Maverix Metals (Nevada) Inc. (collectively “Maverix”) regarding the terms of a royalty impacting a portion of the Kensington mine property (the “Maverix Litigation”). While Coeur Alaska continued to believe its claims and counterclaims in the matter were valid, it determined that the settlement was appropriate given the inherent uncertainty presented in litigation matters. In consideration for the dismissal of the Maverix Litigation and pursuant to other customary terms of settlement, Coeur Alaska and Maverix agreed to amend the terms of the royalty and to issue up to 2,455,000 shares of its common stock to an affiliate of Maverix, including common stock having a then-current fair market value of $3.0 million by April 2, 2024 and common stock having a then-current fair market value of $3.75 million by March 28, 2025 (collectively, the “Settlement Shares”). The settlement provides that credit for the value of certain portions of equity issued to be credited against the royalty, as amended, as payment in arrears for production prior to January 1, 2024. On March 26, 2025, the Company issued 595,267 shares to settle the second equity issuance valued at $3.75 million. The issuance of the Settlement Shares is being made pursuant to the exemption from the registration requirements afforded by Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 8.01.	Other Events.

The opinion of Gibson, Dunn & Crutcher LLP, which is filed as Exhibit 5.1 to this Current Report on Form 8-K, is incorporated herein by reference. The opinion was issued in connection with the filing of the prospectus supplement on Form 424(b)(7), filed with the U.S. Securities and Exchange Commission on equal date herewith, forming part of the registration statement (File No. 333-284568).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
5.1	Opinion of Gibson, Dunn & Crutcher LLP.
23.1	Consent of Gibson, Dunn & Crutcher LLP (included in its opinion filed as Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COEUR MINING, INC.
Date: March 28, 2025	By:	/s/ Thomas S. Whelan
Name: Thomas S. Whelan
Title: Senior Vice President and Chief Financial Officer